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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2003


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     000-22474               87-0418807
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation                                      Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 2, 2004, American Business Financial Services, Inc., a Delaware corporation (the "Company"), issued a press release, attached hereto as
Exhibit 99.1, regarding the extension of the expiration date of its exchange offer to February 6, 2004. The Company also announced that it had exchanged $74.6 million in aggregate principal amount of investment notes for $35.3 million in aggregate principal amount of senior collateralized subordinated notes and 39.3 million shares of Series A convertible preferred stock in connection with the Company's initial closing of its exchange offer. In connection with such closing, some of the Company's subsidiaries entered into the Security Agreement, attached hereto as Exhibit 10.1.

         The Company also issued a press release, attached hereto as Exhibit 99.2, announcing the results of the Annual Meeting of Stockholders held on December 31, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired

              None.

         (b)  Pro-forma Financial Information

              None.

         (c)  Exhibits

              The following exhibits are filed herewith:

Exhibit
Number        Description
------        -----------

10.1 Security Agreement by and among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc. and U.S. Bank, National Association, as trustee.

99.1          Press Release issued by the Company on January 2, 2004.

99.2          Press Release issued by the Company on December 31, 2003.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2004

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                    By:      /s/ Anthony J. Santilli
                             ---------------------------------------------------
                    Name:    Anthony J. Santilli
                    Title:   Chairman, Chief Executive Officer, President, Chief
                             Operating Officer and Director














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                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Description
------        -----------

10.1 Security Agreement by and among ABFS Consolidated Holdings, Inc., American Business Mortgage Services, Inc., HomeAmerican Credit, Inc., American Business Credit, Inc. and U.S. Bank, National Association, as trustee.

99.1          Press Release issued by the Company on January 2, 2004.

99.2          Press Release issued by the Company on December 31, 2003.
















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